UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 10, 2008
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	34-6542451 (I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.
     On December 15, 2008, KeyCorp (the “Company”) issued $250,000,000 aggregate principal amount of its Floating Rate Senior Notes due December 15, 2010 (the “Notes”) under the Company’s existing Medium-Term Note Program, Series I, sold pursuant to a Terms Agreement dated December 10, 2008 between the Company and the purchasers named therein. The Notes are guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) under the FDIC’s Temporary Liquidity Guarantee Program established pursuant to 12 C.F.R. Part 370 (the “Guarantee Program”). The terms of the offering of the Notes are described in the Company’s Pricing Supplement dated December 10, 2008 to the Prospectus Supplement dated June 20, 2008, supplementing the Prospectus dated June 12, 2008 constituting a part of the Company’s Registration Statement on Form S-3, File No. 333-151608 (the “Registration Statement”). The Terms Agreement is attached as Exhibit 1.1 hereto.
     The Notes were issued in the form of an FDIC-guaranteed global floating rate note (the form of which is attached hereto as Exhibit 4.2(e)) pursuant to the Indenture dated as of June 10, 1994, as thereby amended (as so amended, the “Senior Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee, and the Officers’ Certificate and Company Order dated December 15, 2008 (the “Restated Company Order”), delivered pursuant to Section 201, 301 and 303 of the Senior Indenture, which amended and replaced in its entirety that certain Officers’ Certificate and Company Order dated June 20, 2008. The Restated Company Order and the forms of FDIC-guaranteed notes set forth certain provisions required by the FDIC pursuant to the Guarantee Program, and are attached as exhibits hereto and are incorporated by reference into the Registration Statement. The Company may, from time to time, issue additional senior unsecured debt securities guaranteed by the FDIC pursuant to the Guarantee Program using such forms of FDIC-guaranteed notes that are filed as exhibits hereto.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
1.1	Terms Agreement dated December 10, 2008 between the Company and the purchasers named therein.

4.1	Officers’ Certificate and Company Order dated December 15, 2008, pursuant to Sections 201, 301 and 303 of the Senior Indenture (excluding exhibits thereto).

4.2	Specimen of Notes:
(a)	Series I Fixed Rate Note (incorporated by reference to Exhibit 4.3(a) to the Company’s Form 8-K filed on June 20, 2008);

(b)	Series I Floating Rate Note (incorporated by reference to Exhibit 4.3(b) to the Company’s Form 8-K filed on June 20, 2008);

(c)	Series I Master Global Note (incorporated by reference to Exhibit 4.3(c) to the Company’s Form 8-K filed on June 20, 2008);

(d)	Series I Fixed Rate Note (FDIC-Guaranteed); and

(e)	Series I Floating Rate Note (FDIC-Guaranteed).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP (Registrant)
Date: December 15, 2008	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Vice President and Deputy General Counsel

INDEX TO EXHIBITS
1.1	Terms Agreement dated December 10, 2008 between the Company and the purchasers named therein.

4.1	Officers’ Certificate and Company Order dated December 15, 2008, pursuant to Sections 201, 301 and 303 of the Senior Indenture (excluding exhibits thereto).

4.2	Specimen of Notes:
(a)	Series I Fixed Rate Note (incorporated by reference to Exhibit 4.3(a) to the Company’s Form 8-K filed on June 20, 2008);

(b)	Series I Floating Rate Note (incorporated by reference to Exhibit 4.3(b) to the Company’s Form 8-K filed on June 20, 2008);

(c)	Series I Master Global Note (incorporated by reference to Exhibit 4.3(c) to the Company’s Form 8-K filed on June 20, 2008);

(d)	Series I Fixed Rate Note (FDIC-Guaranteed); and

(e)	Series I Floating Rate Note (FDIC-Guaranteed).